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                                                                   EXHIBIT 10.1

                               Wizja TV Sp z o.o.
                                     ("WTV")

                                       and

                         Philips Business Electronics BV
                                     ("PBE")

                                       and

                             Philips Polska Sp z o.o.
                                     ("PPS")

                        --------------------------------

                        COMMERCIAL COOPERATION AGREEMENT

                        --------------------------------

                 [*** CONFIDENTIAL TREATMENT REQUESTED; OMITTED
                 PORTIONS FILED SEPARATELY WITH THE SECURITIES
                 AND EXCHANGE COMMISSION]

                                                                    CONFIDENTIAL